Exhibit 99.2
Endurance Specialty Holdings Ltd.
INVESTOR FINANCIAL SUPPLEMENT
SECOND QUARTER 2010

Endurance Specialty Holdings Ltd.
Wellesley House, 90 Pitts Bay Rd.
Pembroke HM 08, Bermuda
Investor Relations
Phone: (441) 278-0988
Fax: (441) 278-0493
email: investorrelations@endurance.bm
This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents
Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:
Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.
All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2009.

ENDURANCE SPECIALTY HOLDINGS LTD.
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
•	All financial information contained herein is unaudited, except the balance sheet and income statement data for the years ended December 31, 2009 and December 31, 2008 which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares and class A shares, collectively.

•	Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	NM — Not meaningful.

i

ENDURANCE SPECIALTY HOLDINGS LTD.
CORPORATE ORGANIZATION CHART

ii

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL HIGHLIGHTS

	QUARTER ENDED		SIX MONTHS ENDED		Previous	Previous
	JUNE 30,		JUNE 30,		Quarter	Year to Date
	2010	2009	2010	2009	Change	Change

HIGHLIGHTS
Net income	$58,593	$149,140	$114,382	$227,437	(60.7)%	(49.7)%
Net income available to common and participating common shareholders	54,718	145,265	106,632	219,687	(62.3)%	(51.5)%
Net income allocated to common shareholders	53,598	142,532	104,581	215,581	(62.4)%	(51.5)%
Operating income [a]	57,715	130,780	117,887	218,976	(55.9)%	(46.2)%
Operating income available to common and participating common shareholders [a]	53,840	126,905	110,137	211,226	(57.6)%	(47.9)%
Operating income allocated to common shareholders [a]	52,738	124,516	108,019	207,278	(57.6)%	(47.9)%
Operating cash flow	88,464	97,451	216,174	225,779	(9.2)%	(4.3)%
Gross premiums written	489,568	559,155	1,308,437	1,342,461	(12.4)%	(2.5)%
Net premiums written	450,803	480,027	1,153,745	1,062,942	(6.1)%	8.5%
Net premiums earned	456,395	434,220	821,584	812,495	5.1%	1.1%
Total assets	8,490,438	8,079,345	8,490,438	8,079,345	5.1%	5.1%
Total shareholders’ equity	2,844,105	2,475,597	2,844,105	2,475,597	14.9%	14.9%

PER SHARE AND SHARES DATA
Basic earnings per common share
Net income (as reported)	$1.02	$2.53	$1.97	$3.83	(59.7)%	(48.6)%
Operating income (as reported) [a]	$1.00	$2.21	$2.04	$3.68	(54.8)%	(44.6)%
Diluted earnings per common share
Net income (as reported)	$0.97	$2.42	$1.88	$3.65	(59.9)%	(48.5)%
Operating income (as reported) [a]	$0.96	$2.11	$1.94	$3.51	(54.5)%	(44.7)%

As Reported
Weighted average common shares outstanding	52,509	56,277	52,958	56,289	(6.7)%	(5.9)%
Weighted average common shares outstanding and dilutive potential common shares	55,210	58,895	55,765	58,984	(6.3)%	(5.5)%

Book Value Per Common Share
Book value [b]	$51.17	$40.59	$51.17	$40.59	26.1%	26.1%
Diluted book value (treasury stock method) [b]	$47.78	$38.07	$47.78	$38.07	25.5%	25.5%

FINANCIAL RATIOS
Return on average common equity (ROAE), net income [c]	2.1%	6.7%	4.1%	10.3%	(4.6)	(6.2)
ROAE, operating income [a] [c]	2.0%	5.9%	4.2%	9.9%	(3.9)	(5.7)
Return on beg. common equity (ROBE), net income [d]	2.1%	7.1%	4.1%	10.9%	(5.0)	(6.8)
ROBE, operating income [a] [d]	2.1%	6.2%	4.3%	10.5%	(4.1)	(6.2)

Annualized ROAE, net income [c]	8.3%	26.8%	8.2%	20.5%	(18.5)	(12.3)
Annualized ROAE, operating income [a] [c]	8.2%	23.5%	8.4%	19.7%	(15.3)	(11.3)
Annualized ROBE, net income [d]	8.4%	28.3%	8.2%	21.9%	(19.9)	(13.7)
Annualized ROBE, operating income [a] [d]	8.2%	24.7%	8.5%	21.0%	(16.5)	(12.5)
Annualized investment yield	2.2%	6.4%	3.0%	5.5%	(4.2)	(2.5)

GAAP
Loss ratio	64.2%	62.4%	64.0%	60.4%	1.8	3.6
Acquisition expense ratio	14.6%	14.7%	15.9%	16.3%	(0.1)	(0.4)
General and administrative expense ratio	12.2%	12.5%	13.9%	14.1%	(0.3)	(0.2)

Combined ratio	91.0%	89.6%	93.8%	90.8%	1.4	3.0

[a]	Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 32 for a reconciliation to net income.

[b]	For detailed calculations, please refer to page 34.

[c]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

[d]	Beginning common equity for the stated periods excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME — QUARTERLY

	QUARTERS ENDED
	JUNE 30, 2010	MAR. 31, 2010	DEC. 31, 2009	SEPT. 30, 2009	JUNE 30, 2009	JUNE 30, 2008
UNDERWRITING REVENUES
Gross premiums written	$489,568	$818,869	$209,367	$469,622	$559,155	$518,063
Premiums ceded	(38,765)	(115,927)	(62,925)	(72,956)	(79,128)	(48,678)

Net premiums written	$450,803	$702,942	$146,442	$396,666	$480,027	$469,385
Change in unearned premiums	5,592	(337,753)	247,501	30,088	(45,807)	(16,300)

Net premiums earned	$456,395	$365,189	$393,943	$426,754	$434,220	$453,085
Other underwriting (loss) income	(2,663)	295	(284)	5	596	1,933

Total underwriting revenues	$453,732	$365,484	$393,659	$426,759	$434,816	$455,018

UNDERWRITING EXPENSES
Losses and loss expenses	$292,947	$232,597	$164,005	$211,683	$270,816	$275,325
Acquisition expenses	66,708	63,944	72,821	63,026	63,850	75,636
General and administrative expenses	55,676	58,965	57,932	64,436	54,529	52,493

Total underwriting expenses	$415,331	$355,506	$294,758	$339,145	$389,195	$403,454

Underwriting income	$38,401	$9,978	$98,901	$87,614	$45,621	$51,564

OTHER OPERATING REVENUE
Net investment income	$33,351	$56,479	$59,257	$71,559	$88,834	$60,482
Interest expense	(9,050)	(7,608)	(7,541)	(7,540)	(7,538)	(7,534)
Amortization of intangibles	(2,588)	(2,588)	(2,699)	(2,588)	(2,588)	(2,637)

Total other operating revenue	$21,713	$46,283	$49,017	$61,431	$78,708	$50,311

INCOME BEFORE OTHER ITEMS	$60,114	$56,261	$147,918	$149,045	$124,329	$101,875
OTHER
Net foreign exchange (losses) gains	$(129)	$(5,971)	$(1,008)	$2,963	$27,723	$5,621
Net realized gains (losses) on investment sales	2,657	3,544	3,166	1,396	(1,500)	224

Total other-than-temporary impairment losses	(738)	(769)	(561)	(497)	(37,809)	(4,237)
Portion of loss recognised in other comprehensive income (loss)	(254)	(92)	(423)	—	31,165	—

Net impairment losses recognised in earnings [a]	(992)	(861)	(984)	(497)	(6,644)	(4,237)

Income tax (expense) benefit	(3,057)	2,816	5,733	935	5,232	(145)

NET INCOME	$58,593	$55,789	$154,825	$153,842	$149,140	$103,338
Preferred dividends	(3,875)	(3,875)	(3,875)	(3,875)	(3,875)	(3,875)

NET INCOME AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$54,718	$51,914	$150,950	$149,967	$145,265	$99,463

KEY RATIOS/PER SHARE DATA
Loss ratio	64.2%	63.7%	41.6%	49.6%	62.4%	60.7%
Acquisition expense ratio	14.6%	17.5%	18.5%	14.8%	14.7%	16.7%
General and administrative expense ratio	12.2%	16.1%	14.7%	15.1%	12.5%	11.6%

Combined ratio	91.0%	97.3%	74.8%	79.5%	89.6%	89.0%

Basic earnings per common share	$1.02	$0.95	$2.69	$2.63	$2.53	$1.66
Diluted earnings per common share	$0.97	$0.91	$2.56	$2.51	$2.42	$1.54

ROAE, net income [b]	2.1%	2.0%	5.9%	6.3%	6.7%	4.3%

[a]	Effective April 1, 2009, the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments, which required the Company to identify whether an investment was in an unrealized loss position due to credit or non-credit related factors. Only credit related impairments are recognized in earnings.

[b]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED STATEMENTS OF INCOME — YTD

	SIX MONTHS ENDED			YEAR ENDED
	JUNE 30, 2010	JUNE 30, 2009	JUNE 30, 2008	DEC. 31, 2009	DEC. 31, 2008
UNDERWRITING REVENUES
Gross premiums written	$1,308,437	$1,342,461	$1,386,654	$2,021,450	$2,246,420
Premiums ceded	(154,692)	(279,519)	(276,482)	(415,400)	(462,130)

Net premiums written	$1,153,745	$1,062,942	$1,110,172	$1,606,050	$1,784,290
Change in unearned premiums	(332,161)	(250,447)	(285,044)	27,142	(17,805)

Net premiums earned	$821,584	$812,495	$825,128	$1,633,192	$1,766,485
Other underwriting (loss) income	(2,368)	4,193	1,193	3,914	(3,973)

Total underwriting revenues	$819,216	$816,688	$826,321	$1,637,106	$1,762,512

UNDERWRITING EXPENSES
Losses and loss expenses	$525,544	$490,952	$464,827	$866,640	$1,135,431
Acquisition expenses	130,652	132,124	150,010	267,971	299,913
General and administrative expenses	114,641	114,786	102,537	237,154	216,365

Total underwriting expenses	$770,837	$737,862	$717,374	$1,371,765	$1,651,709

Underwriting income	$48,379	$78,826	$108,947	$265,341	$110,803

OTHER OPERATING REVENUE
Net investment income	$89,830	$153,384	$107,360	$284,200	$130,176
Interest expense	(16,658)	(15,093)	(15,068)	(30,174)	(30,171)
Amortization of intangibles	(5,176)	(5,176)	(5,325)	(10,463)	(10,675)

Total other operating revenue	$67,996	$133,115	$86,967	$243,563	$89,330

INCOME BEFORE OTHER ITEMS	$116,375	$211,941	$195,914	$508,904	$200,133
OTHER
Net foreign exchange (losses) gains	$(6,100)	$27,785	$2,514	$29,740	$(53,704)
Net realized gains on investment sales	6,201	1,741	3,048	6,303	24,769

Total other-than-temporary impairment losses	(1,507)	(49,935)	(18,545)	(50,993)	(82,135)
Portion of loss recognised in other comprehensive income (loss)	(346)	31,165	—	30,742	—

Net impairment losses recognised in earnings [a]	(1,853)	(18,770)	(18,545)	(20,251)	(82,135)

Income tax (expense) benefit	(241)	4,740	(1,782)	11,408	9,561

NET INCOME	$114,382	$227,437	$181,149	$536,104	$98,624
Preferred dividends	(7,750)	(7,750)	(7,750)	(15,500)	(15,500)

NET INCOME AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$106,632	$219,687	$173,399	$520,604	$83,124

KEY RATIOS/PER SHARE DATA
Loss ratio	64.0%	60.4%	56.3%	53.1%	64.3%
Acquisition expense ratio	15.9%	16.3%	18.2%	16.4%	17.0%
General and administrative expense ratio	13.9%	14.1%	12.4%	14.5%	12.2%

Combined ratio	93.8%	90.8%	86.9%	84.0%	93.5%

Basic earnings per common share	$1.97	$3.83	$2.90	$9.14	$1.41
Diluted earnings per common share	$1.88	$3.65	$2.67	$8.69	$1.31

ROAE, net income [b]	4.1%	10.3%	7.5%	22.7%	3.8%

[a]	Effective April 1, 2009, the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments, which required the Company to identify whether an investment was in an unrealized loss position due to credit or non-credit related factors. Only credit related impairments are recognized in earnings.

[b]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED BALANCE SHEETS

	JUNE 30, 2010	MAR. 31, 2010	DEC. 31, 2009	SEPT. 30, 2009	JUNE 30, 2009	MAR. 31, 2009
ASSETS
Cash and cash equivalents	$690,761	$668,049	$528,944	$614,437	$1,234,900	$893,022
Fixed maturity investments available for sale, at fair value	4,908,774	4,793,451	4,548,618	4,494,429	4,059,327	4,125,770
Short term investments available for sale, at fair value	272,706	389,937	534,678	712,618	106,032	140,175
Preferred equity securities available for sale, at fair value	11,952	12,329	11,023	15,535	14,842	16,770
Other investments	346,938	368,035	351,352	335,498	318,729	285,853
Premiums receivable, net	1,086,818	935,244	565,348	828,316	1,052,662	1,017,619
Deferred acquisition costs	175,479	163,639	146,979	181,018	171,914	157,670
Securities lending collateral	281,391	128,299	66,913	113,499	174,846	120,321
Prepaid reinsurance premiums	143,438	179,603	120,941	169,097	223,267	282,981
Losses recoverable	247,888	246,583	467,664	454,972	361,605	345,978
Accrued investment income	30,880	28,746	30,367	27,826	26,668	24,509
Goodwill and intangible assets	186,657	189,246	191,450	194,033	195,873	198,447
Deferred tax assets	25,941	30,502	17,252	16,142	24,508	32,685
Receivable on pending investment sales	1,935	8,859	632	326,133	41,230	97,072
Other assets	78,880	54,031	84,533	73,728	72,942	58,547

TOTAL ASSETS	$8,490,438	$8,196,553	$7,666,694	$8,557,281	$8,079,345	$7,797,419

LIABILITIES
Reserve for losses and loss expenses	$3,274,637	$3,138,905	$3,157,026	$3,241,244	$3,264,442	$3,154,374
Reserve for unearned premiums	1,186,857	1,228,559	832,561	1,127,834	1,212,474	1,222,792
Deposit liabilities	39,641	39,729	42,638	47,338	51,787	54,712
Reinsurance balances payable	209,533	153,174	220,435	263,170	271,248	347,494
Securities lending payable	281,391	128,265	66,968	113,717	175,431	122,800
Debt	528,363	528,357	447,664	447,485	447,534	447,370
Payable on pending investment purchases	39,906	79,245	25	504,587	95,689	113,007
Other liabilities	86,005	79,232	112,094	103,556	85,143	81,330

TOTAL LIABILITIES	$5,646,333	$5,375,466	$4,879,411	$5,848,931	$5,603,748	$5,543,879

SHAREHOLDERS’ EQUITY
Preferred shares
Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000	$8,000
Common shares	52,664	54,230	55,116	56,716	57,091	57,473
Additional paid-in capital	822,572	882,684	929,577	986,701	1,008,374	1,022,773
Accumulated other comprehensive income (loss)	138,605	95,413	52,148	51,541	(67,495)	(140,139)
Retained earnings	1,822,264	1,780,760	1,742,442	1,605,392	1,469,627	1,305,433

TOTAL SHAREHOLDERS’ EQUITY	$2,844,105	$2,821,087	$2,787,283	$2,708,350	$2,475,597	$2,253,540

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$8,490,438	$8,196,553	$7,666,694	$8,557,281	$8,079,345	$7,797,419

Book value per common share	$51.17	$49.44	$47.74	$44.97	$40.59	$36.47
Diluted book value per common share (treasury stock method)	$47.78	$45.89	$44.61	$42.09	$38.07	$34.34

RATIOS
Debt-to-capital	15.7%	15.8%	13.8%	14.2%	15.3%	16.6%

ENDURANCE SPECIALTY HOLDINGS LTD.
The above chart represents a cumulative analysis of our in-force underwriting portfolio on a full year basis based on thousands of potential scenarios. Loss years are driven largely by the occurrence of natural catastrophes and incorrect pricing of other property and casualty exposures. The operating income depicted includes net premiums earned plus net investment income, less acquisition expenses and G&A expenses. The operating income depicted excludes the effects of income tax (expenses) benefits, amortization of intangibles and interest expense. Forecasted investment income, acquisition and G&A expenses are held constant across all scenarios. Losses included above are net of reinsurance. Our stated objective is to maintain a risk management tolerance that limits our loss in a 1-in-100 year year to be no more than 25% of our shareholders’ equity.
Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2009.

ENDURANCE SPECIALTY HOLDINGS LTD.
Annual Operating Income Profile Comparison

				Change from Jul. 1, 2009 – June 30, 2010		Change from Jan. 1, 2010 – Dec. 31, 2010
				to Jul. 1, 2010 – June 30, 2011		to Jul. 1, 2010 – June 30, 2011
	Jul. 1, 2009 –	Jan. 1, 2010 –	Jul. 1, 2010 –	$	$	$	$
(in millions)	June 30, 2010	Dec. 31, 2010	June 30, 2011	Change	Change	Change	Change

Median Result	$379	$339	$373	$(6)	(1.6%)	$34	10.0%
Average Result	324	286	320	(4)	(1.2%)	34	11.9%

1 in 10 year annual gain	24	(34)	8	(16)	(66.7%)	42	(123.5%)
1 in 25 year annual loss	(170)	(234)	(197)	(27)	15.9%	37	(15.8%)
1 in 50 year annual loss	(330)	(385)	(366)	(36)	10.9%	19	(4.9%)
1 in 100 year annual loss	(483)	(562)	(545)	(62)	12.8%	17	(3.0%)
1 in 250 year annual loss	(722)	(801)	(785)	(63)	8.7%	16	(2.0%)
1 in 500 year annual loss	(839)	(940)	(978)	(139)	16.6%	(38)	4.0%
Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2009.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT DISTRIBUTION
FOR THE SIX MONTHS ENDED JUNE 30, 2010
Net Premiums Written = $1.154 billion

[a]	Other specialty includes the agriculture line in the Insurance segment and agriculture, marine, aerospace and surety and other specialty lines in the Reinsurance segment.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE QUARTER ENDED JUNE 30, 2010

	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$231,626	$257,942	$489,568

Net premiums written	$194,987	$255,816	$450,803

Net premiums earned	$227,858	$228,537	$456,395
Other underwriting (loss) income	—	(2,663)	(2,663)

Total underwriting revenues	$227,858	$225,874	$453,732

UNDERWRITING EXPENSES
Losses and loss expenses	$170,773	$122,174	$292,947
Acquisition expenses	16,554	50,154	66,708
General and administrative expenses	27,146	28,530	55,676

Total expenses	$214,473	$200,858	$415,331

UNDERWRITING INCOME	$13,385	$25,016	$38,401

GAAP RATIOS
Loss ratio	74.9%	53.5%	64.2%
Acquisition expense ratio	7.3%	21.9%	14.6%
General and administrative expense ratio	11.9%	12.5%	12.2%

Combined ratio AS REPORTED	94.1%	87.9%	91.0%

Effect of favorable prior accident year reserve development	3.6%	9.4%	6.5%

Combined ratio net of prior accident year reserve development	97.7%	97.3%	97.5%

ENDURANCE SPECIALTY HOLDINGS LTD.
INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	JUNE 30, 2010	MAR. 31, 2010	DEC. 31, 2009	SEPT. 30, 2009	JUNE 30, 2009	JUNE 30, 2008
UNDERWRITING REVENUES
Gross premiums written	$231,626	$464,341	$150,471	$248,673	$230,792	$271,973

Net premiums written	$194,987	$348,941	$88,432	$175,686	$153,762	$234,390

Net premiums earned	$227,858	$145,676	$191,151	$228,290	$223,588	$245,383
Other underwriting (loss) income	—	(2)	89	382	103	—

Total underwriting revenues	$227,858	$145,674	$191,240	$228,672	$223,691	$245,383

UNDERWRITING EXPENSES
Losses and loss expenses	$170,773	$86,084	$119,297	$168,861	$166,046	$188,171
Acquisition expenses	16,554	17,426	18,619	20,409	20,855	29,000
General and administrative expenses	27,146	30,121	28,813	36,015	25,179	25,071

Total expenses	$214,473	$133,631	$166,729	$225,285	$212,080	$242,242

UNDERWRITING INCOME	$13,385	$12,043	$24,511	$3,387	$11,611	$3,141

GAAP RATIOS
Loss ratio	74.9%	59.0%	62.4%	74.0%	74.3%	76.7%
Acquisition expense ratio	7.3%	12.0%	9.7%	8.9%	9.3%	11.8%
General and administrative expense ratio	11.9%	20.7%	15.1%	15.8%	11.3%	10.2%

Combined ratio AS REPORTED	94.1%	91.7%	87.2%	98.7%	94.9%	98.7%

Effect of favorable prior accident year reserve development	3.6%	12.1%	11.2%	6.1%	8.9%	10.4%

Combined ratio net of prior accident year reserve development	97.7%	103.8%	98.4%	104.8%	103.8%	109.1%

ENDURANCE SPECIALTY HOLDINGS LTD.
REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	JUNE 30, 2010	MAR. 31, 2010	DEC. 31, 2009	SEPT. 30, 2009	JUNE 30, 2009	JUNE 30, 2008
UNDERWRITING REVENUES
Gross premiums written	$257,942	$354,528	$58,896	$220,949	$328,363	$246,090

Net premiums written	$255,816	$354,001	$58,010	$220,980	$326,265	$234,995

Net premiums earned	$228,537	$219,513	$202,792	$198,464	$210,632	$207,702
Other underwriting (loss) income	(2,663)	297	(373)	(377)	493	1,933

Total underwriting revenues	$225,874	$219,810	$202,419	$198,087	$211,125	$209,635

UNDERWRITING EXPENSES
Losses and loss expenses	$122,174	$146,513	$44,708	$42,822	$104,770	$87,154
Acquisition expenses	50,154	46,518	54,202	42,617	42,995	46,636
General and administrative expenses	28,530	28,844	29,119	28,421	29,350	27,422

Total expenses	$200,858	$221,875	$128,029	$113,860	$177,115	$161,212

UNDERWRITING INCOME (LOSS)	$25,016	$(2,065)	$74,390	$84,227	$34,010	$48,423

GAAP RATIOS
Loss ratio	53.5%	66.8%	22.0%	21.6%	49.8%	42.0%
Acquisition expense ratio	21.9%	21.2%	26.7%	21.5%	20.4%	22.4%
General and administrative expense ratio	12.5%	13.1%	14.4%	14.3%	13.9%	13.2%

Combined ratio AS REPORTED	87.9%	101.1%	63.1%	57.4%	84.1%	77.6%

Effect of favorable prior accident year reserve development	9.4%	9.5%	9.7%	10.3%	7.7%	14.7%

Combined ratio net of prior accident year reserve development	97.3%	110.6%	72.8%	67.7%	91.8%	92.3%

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	JUNE 30, 2010	MAR. 31, 2010	DEC. 31, 2009	SEPT. 30, 2009	JUNE 30, 2009	JUNE 30, 2008
INSURANCE SEGMENT
Agriculture	$54,170	$350,199	$33,430	$104,021	$56,235	$50,921
Professional lines	56,567	33,508	49,915	46,668	62,079	34,582
Casualty	55,406	34,228	31,680	39,671	50,605	38,737
Property	43,158	26,523	26,479	30,307	40,084	52,360
Healthcare liability	22,442	20,316	9,650	30,390	23,202	25,485
Workers’ compensation	(117)	(433)	(683)	(2,384)	(1,413)	69,888

TOTAL INSURANCE	$231,626	$464,341	$150,471	$248,673	$230,792	$271,973

REINSURANCE SEGMENT
Catastrophe	$123,808	$122,669	$13,939	$31,637	$148,380	$130,217
Casualty	56,919	107,974	34,543	61,394	83,813	36,258
Property	39,999	64,522	9,710	115,342	55,245	34,604
Aerospace and Marine	24,131	18,066	1,716	7,185	23,568	24,250
Surety and other specialty	13,085	41,297	(1,012)	5,391	17,357	20,761

TOTAL REINSURANCE	$257,942	$354,528	$58,896	$220,949	$328,363	$246,090

REPORTED TOTALS	$489,568	$818,869	$209,367	$469,622	$559,155	$518,063

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	JUNE 30, 2010	MAR. 31, 2010	DEC. 31, 2009	SEPT. 30, 2009	JUNE 30, 2009	JUNE 30, 2008
INSURANCE SEGMENT
Agriculture	$45,169	$268,107	$697	$71,767	$28,713	$44,193
Professional lines	49,422	27,602	44,456	38,643	54,370	29,952
Casualty	37,527	21,038	19,875	25,025	28,291	34,953
Property	40,950	14,088	14,932	13,467	22,125	36,641
Healthcare liability	22,031	18,523	9,129	29,075	22,871	25,169
Workers’ compensation	(112)	(417)	(657)	(2,291)	(2,608)	63,482

TOTAL INSURANCE	$194,987	$348,941	$88,432	$175,686	$153,762	$234,390

REINSURANCE SEGMENT
Catastrophe	$123,808	$122,759	$12,753	$31,637	$148,380	$122,231
Casualty	56,831	107,263	34,537	61,387	83,805	36,287
Property	39,999	64,522	9,710	115,342	55,245	34,604
Aerospace and Marine	22,101	18,031	1,721	7,170	21,540	21,916
Surety and other specialty	13,077	41,426	(711)	5,444	17,295	19,957

TOTAL REINSURANCE	$255,816	$354,001	$58,010	$220,980	$326,265	$234,995

REPORTED TOTALS	$450,803	$702,942	$146,442	$396,666	$480,027	$469,385

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	JUNE 30, 2010	MAR. 31, 2010	DEC. 31, 2009	SEPT. 30, 2009	JUNE 30, 2009	JUNE 30, 2008
INSURANCE SEGMENT
Agriculture	$115,990	$46,612	$81,065	$107,821	$93,806	$93,166
Professional lines	39,626	39,606	39,948	39,630	42,473	19,129
Casualty	26,315	24,658	23,525	24,389	19,694	22,912
Property	26,153	15,793	16,929	16,948	20,677	20,964
Healthcare liability	19,886	19,588	19,943	20,347	19,940	22,311
Workers’ compensation	(112)	(581)	9,741	19,155	26,998	66,901

TOTAL INSURANCE	$227,858	$145,676	$191,151	$228,290	$223,588	$245,383

REINSURANCE SEGMENT
Catastrophe	$79,528	$81,888	$75,937	$68,342	$77,987	$63,211
Casualty	64,906	61,516	55,805	52,694	49,949	48,766
Property	56,646	49,432	46,829	52,448	55,021	53,839
Aerospace and Marine	12,751	12,253	11,155	11,538	11,789	19,152
Surety and other specialty	14,706	14,424	13,066	13,442	15,886	22,734

TOTAL REINSURANCE	$228,537	$219,513	$202,792	$198,464	$210,632	$207,702

REPORTED TOTALS	$456,395	$365,189	$393,943	$426,754	$434,220	$453,085

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE SIX MONTHS ENDED JUNE 30, 2010

			Reported
	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$695,967	$612,470	$1,308,437

Net premiums written	$543,928	$609,817	$1,153,745

Net premiums earned	$373,534	$448,050	$821,584
Other underwriting loss	(2)	(2,366)	(2,368)

Total underwriting revenues	$373,532	$445,684	$819,216

UNDERWRITING EXPENSES
Losses and loss expenses	$256,857	$268,687	$525,544
Acquisition expenses	33,980	96,672	130,652
General and administrative expenses	57,267	57,374	114,641

Total expenses	$348,104	$422,733	$770,837

UNDERWRITING INCOME	$25,428	$22,951	$48,379

GAAP RATIOS
Loss ratio	68.8%	59.9%	64.0%
Acquisition expense ratio	9.1%	21.6%	15.9%
General and administrative expense ratio	15.3%	12.8%	13.9%

Combined ratio AS REPORTED	93.2%	94.3%	93.8%

Effect of favorable prior accident year reserve development	6.9%	9.4%	8.3%

Combined ratio net of prior accident year reserve development	100.1%	103.7%	102.1%

ENDURANCE SPECIALTY HOLDINGS LTD.
INSURANCE SEGMENT DATA

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2010	JUNE 30, 2009	JUNE 30, 2008	DEC. 31, 2009	DEC. 31, 2008
UNDERWRITING REVENUES
Gross premiums written	$695,967	$753,006	$857,107	$1,152,150	$1,426,366

Net premiums written	$543,928	$476,192	$590,531	$740,310	$980,598

Net premiums earned	$373,534	$404,262	$413,364	$823,703	$920,389
Other underwriting (loss) income	(2)	3,062	—	3,533	—

Total underwriting revenues	$373,532	$407,324	$413,364	$827,236	$920,389

UNDERWRITING EXPENSES
Losses and loss expenses	$256,857	$264,850	$319,122	$553,008	$681,735
Acquisition expenses	33,980	45,696	52,117	84,724	103,783
General and administrative expenses	57,267	54,938	45,632	119,766	103,211

Total expenses	$348,104	$365,484	$416,871	$757,498	$888,729

UNDERWRITING INCOME (LOSS)	$25,428	$41,840	$(3,507)	$69,738	$31,660

GAAP RATIOS
Loss ratio	68.8%	65.5%	77.2%	67.1%	74.1%
Acquisition expense ratio	9.1%	11.3%	12.6%	10.3%	11.3%
General and administrative expense ratio	15.3%	13.6%	11.0%	14.6%	11.2%

Combined ratio AS REPORTED	93.2%	90.4%	100.8%	92.0%	96.6%

Effect of favorable prior accident year reserve development	6.9%	14.0%	7.1%	11.2%	7.7%

Combined ratio net of prior accident year reserve development	100.1%	104.4%	107.9%	103.2%	104.3%

ENDURANCE SPECIALTY HOLDINGS LTD.
REINSURANCE SEGMENT DATA

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2010	JUNE 30, 2009	JUNE 30, 2008	DEC. 31, 2009	DEC. 31, 2008
UNDERWRITING REVENUES
Gross premiums written	$612,470	$589,455	$529,547	$869,300	$820,054

Net premiums written	$609,817	$586,750	$519,641	$865,740	$803,692

Net premiums earned	$448,050	$408,233	$411,764	$809,489	$846,096
Other underwriting (loss) income	(2,366)	1,131	1,193	381	(3,973)

Total underwriting revenues	$445,684	$409,364	$412,957	$809,870	$842,123

UNDERWRITING EXPENSES
Losses and loss expenses	$268,687	$226,102	$145,705	$313,632	$453,696
Acquisition expenses	96,672	86,428	97,893	183,247	196,130
General and administrative expenses	57,374	59,848	56,905	117,388	113,154

Total expenses	$422,733	$372,378	$300,503	$614,267	$762,980

UNDERWRITING INCOME	$22,951	$36,986	$112,454	$195,603	$79,143

GAAP RATIOS
Loss ratio	59.9%	55.4%	35.4%	38.8%	53.6%
Acquisition expense ratio	21.6%	21.2%	23.8%	22.6%	23.2%
General and administrative expense ratio	12.8%	14.6%	13.8%	14.5%	13.4%

Combined ratio AS REPORTED	94.3%	91.2%	73.0%	75.9%	90.2%

Effect of favorable prior accident year reserve development	9.4%	4.6%	16.5%	7.3%	10.1%

Combined ratio net of prior accident year reserve development	103.7%	95.8%	89.5%	83.2%	100.3%

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2010	JUNE 30, 2009	JUNE 30, 2008	DEC. 31, 2009	DEC. 31, 2008
INSURANCE SEGMENT
Agriculture	$404,369	$434,645	$464,340	$572,096	$690,318
Professional lines	90,075	97,216	50,019	193,799	142,253
Casualty	89,634	81,229	63,861	152,580	120,867
Property	69,681	67,835	83,542	124,621	159,408
Healthcare liability	42,758	42,915	41,978	82,955	80,692
Workers’ compensation	(550)	29,166	153,367	26,099	232,828

TOTAL INSURANCE	$695,967	$753,006	$857,107	$1,152,150	$1,426,366

REINSURANCE SEGMENT
Catastrophe	$246,477	$257,829	$235,451	$303,404	$315,262
Casualty	164,893	159,205	105,223	255,142	161,583
Property	104,521	90,032	69,222	215,085	192,652
Aerospace and Marine	42,197	35,795	60,785	44,696	80,521
Surety and other specialty	54,382	46,594	58,866	50,973	70,036

TOTAL REINSURANCE	$612,470	$589,455	$529,547	$869,300	$820,054

REPORTED TOTALS	$1,308,437	$1,342,461	$1,386,654	$2,021,450	$2,246,420

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2010	JUNE 30, 2009	JUNE 30, 2008	DEC. 31, 2009	DEC. 31, 2008
INSURANCE SEGMENT
Agriculture	$313,276	$252,016	$266,593	$324,480	$380,699
Professional lines	77,024	83,992	41,180	167,091	119,427
Casualty	58,565	46,171	50,066	91,071	86,610
Property	55,038	39,612	51,644	68,011	98,012
Healthcare liability	40,554	40,080	41,661	78,284	80,002
Workers’ compensation	(529)	14,321	139,387	11,373	215,848

TOTAL INSURANCE	$543,928	$476,192	$590,531	$740,310	$980,598

REINSURANCE SEGMENT
Catastrophe	$246,567	$257,829	$227,386	$302,218	$302,070
Casualty	164,094	158,974	106,453	254,897	162,617
Property	104,521	90,032	69,195	215,085	192,625
Aerospace and Marine	40,132	33,670	58,542	42,563	76,991
Surety and other specialty	54,503	46,245	58,065	50,977	69,389

TOTAL REINSURANCE	$609,817	$586,750	$519,641	$865,740	$803,692

REPORTED TOTALS	$1,153,745	$1,062,942	$1,110,172	$1,606,050	$1,784,290

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2010	JUNE 30, 2009	JUNE 30, 2008	DEC. 31, 2009	DEC. 31, 2008
INSURANCE SEGMENT
Agriculture	$162,602	$143,074	$125,989	$331,960	$343,909
Professional lines	79,232	72,969	37,762	152,547	85,781
Casualty	50,973	41,426	42,575	89,340	86,252
Property	41,946	42,368	33,648	76,245	75,584
Healthcare liability	39,474	39,929	45,242	80,219	86,423
Workers’ compensation	(693)	64,496	128,148	93,392	242,440

TOTAL INSURANCE	$373,534	$404,262	$413,364	$823,703	$920,389

REINSURANCE SEGMENT
Catastrophe	161,416	$152,703	$129,215	$296,982	$299,459
Casualty	126,422	100,366	97,291	208,865	182,258
Property	106,078	99,329	101,061	198,606	199,704
Aerospace and Marine	25,004	26,395	42,089	49,088	84,822
Surety and other specialty	29,130	29,440	42,108	55,948	79,853

TOTAL REINSURANCE	$448,050	$408,233	$411,764	$809,489	$846,096

REPORTED TOTALS	$821,584	$812,495	$825,128	$1,633,192	$1,766,485

ENDURANCE SPECIALTY HOLDINGS LTD.
RETURN ON EQUITY ANALYSIS

	FOR THE SIX MONTHS
	ENDED JUNE 30, 2010

Average common equity [a]	$2,615,694

Net premiums earned	$821,584
Combined ratio	93.8%
Operating margin	6.2%
Premium leverage	0.31	x

Implied ROAE from underwriting activity	1.9%

Average cash and invested assets at amortized cost	$5,997,541
Investment leverage	2.29	x
Year to date investment income yield, pretax	1.5%

Implied ROAE from investment activity	3.4%

Financing Costs [b]	(0.9)%

Implied Pre-tax Operating ROAE, for period [c]	4.4%

Implied Pre-tax Operating ROAE, annualized [c]	8.8%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated period, which excludes the $200 million liquidation value of the preferred shares.

[b]	Financing costs include interest expense and preferred dividends.

[c]	Implied pre-tax Operating ROAE considers only the main components of the Company’s return on equity — underwriting and investment returns. As such, it differs from operating ROE primarily due to the exclusion of tax on underwriting, financing and investment activities and the tax-effected impact of amortization expense.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANNUALIZED PREMIUM & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED								YEARS ENDED DECEMBER 31,
	JUNE 30, 2010		MAR. 31, 2010		DEC. 31, 2009		SEPT. 30, 2009		2009		2008

Average common equity [a]	$2,632,596		$2,604,185		$2,547,817		$2,391,974		$2,297,283		$2,159,771

Net premiums earned	$456,395		$365,189		$393,943		$426,754		$1,633,192		$1,766,485

Premium leverage	0.17	x	0.14	x	0.15	x	0.18	x	0.71	x	0.82	x

Annualized premium leverage	0.68	x	0.56	x	0.62	x	0.71	x	0.71	x	0.82	x

Average cash and invested assets at amortized cost	$6,064,800		$6,004,232		$5,945,790		$5,857,231		$5,716,443		$5,539,981

Investment leverage	2.30	x	2.31	x	2.33	x	2.45	x	2.49	x	2.57	x

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods and excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
INVESTMENT PORTFOLIO
AS OF JUNE 30, 2010 AND DECEMBER 31, 2009

	June 30, 2010		December 31, 2009
Type of Investment	Fair Value	Percentage	Fair Value	Percentage
Cash and equivalents [a]	$652,790	10.5%	$529,551	8.9%
Short-term investments	272,706	4.4%	534,678	8.9%
U.S. government and government agencies notes	901,390	14.6%	774,996	13.0%
Government and agency guaranteed corporates	777,424	12.6%	913,569	15.3%
U.S. government agency residential mortgage-backed securities	805,045	13.0%	923,422	15.5%
U.S. government agency commercial mortgage-backed securities	30,486	0.5%	32,851	0.5%
Municipals	24,887	0.4%	89,644	1.5%
Foreign government	144,258	2.3%	146,271	2.4%
Corporate securities	1,030,307	16.6%	603,738	10.1%
Non-agency residential mortgage-backed securities	256,861	4.1%	256,748	4.3%
Non-agency commercial mortgage-backed securities	605,581	9.8%	529,911	8.9%
Asset-backed securities	332,535	5.4%	277,468	4.6%
Preferred equity securities	11,952	0.2%	11,023	0.2%
Other investments [b]	346,938	5.6%	351,352	5.9%

Total	$6,193,160	100.0%	$5,975,222	100.0%

Ratings [e]	Fair Value	Percentage	Fair Value	Percentage
U.S. government and government agencies notes	$901,390	16.4%	$774,996	14.2%
AAA/Aaa	2,943,085	53.1%	3,388,723	62.2%
AA/Aa	424,618	7.7%	219,746	4.0%
A/A	656,295	11.7%	473,779	8.7%
BBB	55,748	1.0%	46,646	0.9%
Below BBB	207,438	3.7%	189,188	3.5%
Not Rated	4,858	0.1%	1,241	—
Other investments [b]	346,938	6.3%	351,352	6.5%

Total	$5,540,370	100.0%	$5,445,671	100.0%

Performance		June 30, 2010		December 31, 2009
Yield [c]		2.2%		5.0%
Duration in years [d]		2.19		2.30

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Investment Income	June 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sept. 30, 2009
Cash and fixed income securities	$40,302	$39,510	$42,501	$41,171
Other Investments	(6,951)	16,969	16,756	30,388

Total net investment income	$33,351	$56,479	$59,257	$71,559

Note:	[a]	Cash and equivalents, including operating cash, are shown net of investments pending settlement.

	[b]	Other investments includes investments in alternative and high yield bank loan funds.

	[c]	Annualized earned yield for the quarter ending 6/30/10 and twelve months ending 12/31/09 excludes realized and unrealized gains and losses on fixed maturity investments.

	[d]	Duration excludes other investments and operating cash.

	[e]	Excludes cash and equivalents.

ENDURANCE SPECIALTY HOLDINGS LTD.
STRUCTURED SECURITIES DETAIL
AS OF JUNE 30, 2010

			Percentage of
Securitized (RMBS, CMBS, ABS and CDO) securities ratings	Fair Value	Percentage	Investment Portfolio
U.S. Government and agencies	$835,531	41.1%	13.5%
AAA/Aaa	871,345	42.9%	14.1%
AA/Aa	46,724	2.3%	0.8%
A/A	70,481	3.5%	1.1%
BBB	51,259	2.5%	0.8%
Below BBB	153,024	7.6%	2.5%
Not Rated	2,144	0.1%	—

Total	$2,030,508	100.0%	32.8%

			Percentage of
Structured securities sectors (RMBS, CMBS, ABS and CDO)	Fair Value	Percentage	Investment Portfolio
Commercial
Agency	$30,486	1.5%	0.5%
Non Agency	625,944	30.8%	10.1%
Residential
Agency	805,045	39.6%	13.0%
Non Agency	256,861	12.7%	4.2%
Consumer
Non Agency	312,172	15.4%	5.0%

Total	$2,030,508	100.0%	32.8%

Spread Duration 3.02 years

			Percentage of
Commercial real estate collateralized debt obligations (CRE CDO’s)	Fair Value	Percentage	Investment Portfolio
AAA/Aaa	$3,144	29.2%	0.1%
AA/Aa	1,911	17.7%	—
A/A	4,172	38.7%	0.1%
BBB	578	5.4%	—
Below BBB	967	9.0%	—

Total	$10,772	100.0%	0.2%

Spread Duration 1.40 years

ENDURANCE SPECIALTY HOLDINGS LTD.
LARGEST TWENTY-FIVE CORPORATE HOLDINGS
AS OF JUNE 30, 2010

	June 30, 2010
	Amortized		Unrealized	Credit
ISSUER (1) (2) (4)	Cost	Fair Value	Gain (Loss)	Quality (3)

NOVARTIS AG	$44,617	$45,918	$1,301	AA-
VERIZON COMMUNICATIONS INC.	$42,631	44,581	1,950	A
CREDIT SUISSE GROUP AG	$37,739	38,136	397	A+
JPMORGAN CHASE & CO	$36,444	36,824	380	A+
WAL-MART STORES INC	$34,813	35,444	631	AA
MORGAN STANLEY	$34,051	33,167	(884)	A
AT&T INC	$27,403	28,583	1,180	A
HSBC HOLDINGS PLC	$25,577	26,356	779	AA-
BANK OF NEW YORK MELLON CORP/T	$24,778	25,039	261	AA-
BANK OF NOVA SCOTIA	$21,871	22,121	250	AA-
ORACLE CORPORATION	$18,958	20,600	1,642	A
EDISON INTERNATIONAL INC	$19,106	19,421	315	A
ROYAL DUTCH SHELL PLC	$18,410	18,594	184	AA
RABOBANK NEDERLAND NV	$15,970	17,601	1,631	AA+
US BANCORP	$16,647	16,844	197	A+
PEPSICO INC	$14,928	16,560	1,632	A
ABBOTT LABORATORIES	$15,984	16,336	352	AA
MASSMUTUAL FINANCIAL GROUP	$14,207	14,630	423	AA+
NEW YORK LIFE INSURANCE COMPANY	$14,242	14,476	234	AAA
NATIONAL GRID PLC	$13,942	14,082	140	A-
MEDTRONIC INC	$13,399	13,849	450	AA-
BNP PARIBAS	$13,742	13,676	(66)	AA
CISCO SYSTEMS INC	$12,788	13,663	875	A+
FRANCE TELECOM SA	$12,900	13,257	357	A-
AUSTRALIA AND NEW ZEALAND BANKING GROUP LTD	$9,635	12,505	2,870	AA-

(1)	Corporate issuers exclude government-backed, government-sponsored enterprises, covered bonds and cash and cash equivalents.

(2)	Credit exposures represent only direct exposure to fixed maturities and short term investments of the parent issuer and its major subsidiaries.

(3)	Represents weighted average credit quality of underlying issues.

(4)	Includes preferred equity securities.

ENDURANCE SPECIALTY HOLDINGS LTD.
ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	Three months ended June 30, 2010			Six months ended June 30, 2010
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses
Balance, beginning of period	3,138,905	(246,583)	2,892,322	3,157,026	(467,664)	2,689,362

Incurred related to:
Current year	349,389	(26,964)	322,425	668,668	(75,052)	593,616
Prior years	(36,515)	7,037	(29,478)	(107,285)	39,213	(68,072)

Total Incurred	312,874	(19,927)	292,947	561,383	(35,839)	525,544

Paid related to:
Current year	(21,202)	8,801	(12,401)	(28,605)	12,984	(15,621)
Prior years	(141,523)	9,723	(131,800)	(390,269)	242,182	(148,087)

Total Paid	(162,725)	18,524	(144,201)	(418,874)	255,166	(163,708)

Foreign currency translation	(14,417)	98	(14,319)	(24,898)	449	(24,449)

Balance, end of period	$3,274,637	$(247,888)	$3,026,749	$3,274,637	$(247,888)	$3,026,749

ENDURANCE SPECIALTY HOLDINGS LTD.
PRIOR YEAR RESERVE DEVELOPMENT BY SEGMENT
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE PERIODS ENDED
JUNE 30, 2010

			Total
	Insurance	Reinsurance	Company

Incurred related to prior years

Quarter ended March 31, 2010	$(17,679)	$(20,915)	$(38,594)
Quarter ended June 30, 2010	(8,099)	(21,379)	(29,478)

Six months ended June 30, 2010	$(25,778)	$(42,294)	$(68,072)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED
DEC. 31, 2009

			Total
	Insurance	Reinsurance	Company

Incurred related to prior years

Quarter ended March 31, 2009	$(36,798)	$(2,520)	$(39,318)
Quarter ended June 30, 2009	(19,842)	(16,132)	(35,974)
Quarter ended September 30, 2009	(13,952)	(20,449)	(34,401)
Quarter ended December 31, 2009	(21,486)	(19,710)	(41,196)

Year ended December 31, 2009	$(92,078)	$(58,811)	$(150,889)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED
DEC. 31, 2008

			Total
	Insurance	Reinsurance	Company

Incurred related to prior years

Quarter ended March 31, 2008	$(3,743)	$(37,211)	$(40,954)
Quarter ended June 30, 2008	(25,583)	(30,599)	(56,182)
Quarter ended September 30, 2008	(17,242)	(1,202)	(18,444)
Quarter ended December 31, 2008	(24,430)	(16,530)	(40,960)

Year ended December 31, 2008	$(70,998)	$(85,542)	$(156,540)

ENDURANCE SPECIALTY HOLDINGS LTD.
PRIOR YEAR RESERVE DEVELOPMENT BY DEVELOPMENT TAIL

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

						FOR THE YEAR
	FOR THE QUARTERS ENDED					ENDED
	JUNE 30, 2010	MAR. 31, 2010	DEC. 31, 2009	SEPT. 30, 2009	JUNE 30, 2009	DEC. 31, 2009
INSURANCE SEGMENT
Short tail[a]	$(5,632)	$(5,913)	$(5,071)	$(4,039)	$(3,956)	$(26,485)
Long tail[b]	347	(1,441)	(16,363)	(9,554)	(12,778)	(51,349)
Other[c]	(2,814)	(10,325)	(52)	(359)	(3,108)	(14,244)

TOTAL INSURANCE	(8,099)	(17,679)	(21,486)	(13,952)	(19,842)	(92,078)

REINSURANCE SEGMENT
Short tail[a]	(18,108)	(19,546)	(8,894)	(12,297)	(13,827)	(40,001)
Long tail[b]	(3,848)	1,376	(7,196)	391	302	(1,806)
Other[c]	577	(2,745)	(3,620)	(8,543)	(2,607)	(17,004)

TOTAL REINSURANCE	(21,379)	(20,915)	(19,710)	(20,449)	(16,132)	(58,811)

REPORTED TOTALS	$(29,478)	$(38,594)	$(41,196)	$(34,401)	$(35,974)	$(150,889)

[a]	Short tail business is that for which development typically emerges within a period of several quarters. The Company’s short tail line of business in the Insurance segment includes its property line of business. The Company’s short tail lines in its Reinsurance segment include property, catastrophe, aerospace and marine and surety.

[b]	Long tail business is that for which development emerges over many years. The Company’s long tail lines of business in the Insurance segment includes casualty, healthcare liability, workers’ compensation and professional lines. The Company’s long tail line of business in the Reinsurance segment includes casualty.

[c]	The Company writes certain specialty lines of business for which the loss emergence is considered to be unique in nature and thus, has been included as other. The Company’s other lines of business included in the Insurance segment is agriculture and in the Reinsurance segment are agriculture, personal accident, self insured risks and special accounts.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES

	Insurance				Reinsurance				Reported
	Short Tail	Long Tail	Other	Total	Short Tail	Long Tail	Other	Total	Totals
AT JUNE 30, 2010
Case reserves	$21,529	$305,802	$164,639	$491,970	$319,094	$243,640	$4,323	$567,057	$1,059,027
Total reserves	$48,703	$1,480,283	$182,932	$1,711,918	$667,755	$839,981	$54,983	$1,562,719	$3,274,637

Case reserves / Total reserves	44.2%	20.7%	90.0%	28.7%	47.8%	29.0%	7.9%	36.3%	32.3%

IBNR / Total reserves	55.8%	79.3%	10.0%	71.3%	52.2%	71.0%	92.1%	63.7%	67.7%

AT MAR. 31, 2010
Case reserves	$24,754	$284,110	$57,347	$366,211	$333,455	$240,149	$7,693	$581,297	$947,508
Total reserves	$54,630	$1,428,991	$118,019	$1,601,640	$652,179	$821,814	$63,272	$1,537,265	$3,138,905

Case reserves / Total reserves	45.3%	19.9%	48.6%	22.9%	51.1%	29.2%	12.2%	37.8%	30.2%

IBNR / Total reserves	54.7%	80.1%	51.4%	77.1%	48.9%	70.8%	87.8%	62.2%	69.8%

AT DEC. 31, 2009
Case reserves	$30,371	$277,148	$182,838	$490,357	$338,161	$256,668	$7,759	$602,588	$1,092,945
Total reserves	$61,080	$1,418,806	$200,104	$1,679,990	$604,380	$808,290	$64,366	$1,477,036	$3,157,026

Case reserves / Total reserves	49.7%	19.5%	91.4%	29.2%	56.0%	31.8%	12.1%	40.8%	34.6%

IBNR / Total reserves	50.3%	80.5%	8.6%	70.8%	44.0%	68.2%	87.9%	59.2%	65.4%

AT SEPT. 30, 2009
Case reserves	$36,609	$278,204	$225,816	$540,629	$361,748	$243,728	$7,466	$612,942	$1,153,571
Total reserves	$73,478	$1,379,446	$273,189	$1,726,113	$642,171	$806,832	$66,128	$1,515,131	$3,241,244

Case reserves / Total reserves	49.8%	20.2%	82.7%	31.3%	56.3%	30.2%	11.3%	40.5%	35.6%

IBNR / Total reserves	50.2%	79.8%	17.3%	68.7%	43.7%	69.8%	88.7%	59.5%	64.4%

AT JUNE 30, 2009
Case reserves	$45,383	$276,174	$237,697	$559,254	$381,604	$238,127	$6,767	$626,498	$1,185,752
Total reserves	$86,397	$1,332,813	$269,896	$1,689,106	$707,029	$796,821	$71,486	$1,575,336	$3,264,442

Case reserves / Total reserves	52.5%	20.7%	88.1%	33.1%	54.0%	29.9%	9.5%	39.8%	36.3%

IBNR / Total reserves	47.5%	79.3%	11.9%	66.9%	46.0%	70.1%	90.5%	60.2%	63.7%

ENDURANCE SPECIALTY HOLDINGS LTD.
SHAREHOLDER RETURN ANALYSIS

	SIX MONTHS ENDED	YEARS ENDED DECEMBER 31,				INCEPTION TO
	JUNE 30, 2010	2009	2008	2007	2006	JUNE 30, 2010
Income and Return on Equity:
Net income available to common and participating common shareholders	$106,632	$520,604	$83,121	$505,607	$482,626	$2,196,476

Operating income available to common and participating common shareholders	110,137	505,202	182,539	525,450	485,409	2,301,924

Average Shareholders’ equity [a]	2,615,694	2,297,283	2,159,771	2,205,067	1,885,209	1,882,044

Net income return on average equity	4.1%	22.7%	3.8%	22.9%	25.6%	13.7%[c]
Operating return on average equity	4.2%	22.0%	8.5%	23.8%	25.7%	14.4%[c]

Book value and dividends per share:
Dilutive book value per common share (treasury stock method)	$47.78	$44.61	$33.06	$35.05	$28.87	$47.78

Dividends paid per share	0.50	1.00	1.00	1.00	1.00	6.63

Change in diluted book value per common share	7.1%	34.9%	(5.7)%	21.4%	24.6%	17.3%[c]

Total return to common shareholders [b]	8.2%	38.0%	(2.8)%	24.9%	28.9%	21.3%[c]

[a]	Excludes the $200 million liquidation value of the preferred shares.

[b]	Total return to common shareholders is calculated as the change in diluted book value per common share plus dividends paid divided by beginning diluted book value per share.

[c]	Represents average non-compounded annual returns since December 31, 2001.

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES FOR EPS CALCULATION — TWO CLASS METHOD

	QUARTERS ENDED		SIX MONTHS ENDED
	JUNE 30,		JUNE 30,
	2010	2009	2010	2009

DILUTIVE SHARES OUTSTANDING:
Average market price per share	$37.40	$27.08	$37.27	$26.56
AS REPORTED
Basic weighted average common shares outstanding (1)	52,509	56,277	52,958	56,289

Add: weighted avg. unvested restricted share units	13	23	19	27
Weighted average exercise price per share	—	—	—	—
Proceeds from unrecognized restricted share unit expense	$349	$1,046	$349	$1,046
Less: restricted share units bought back via treasury method	(9)	(23)	(10)	(27)

Add: weighted avg. dilutive warrants outstanding	2,995	4,023	2,995	4,335
Weighted average exercise price per share	$13.37	$14.37	$13.37	$14.37
Less: warrants bought back via treasury method	(1,071)	(2,135)	(1,074)	(2,345)

Add: weighted avg. dilutive options outstanding	1,415	2,010	1,580	2,010
Weighted average exercise price per share	$16.96	$17.23	$16.59	$17.23
Proceeds from unrecognized option expense	—	$24	—	$24
Less: options bought back via treasury method	(642)	(1,280)	(703)	(1,305)

Weighted average dilutive shares outstanding	55,210	58,895	55,765	58,984

Notes:	(1)	Excludes unvested restricted shares outstanding which are considered participating securities under the two-class method for calculation of EPS.

ENDURANCE SPECIALTY HOLDINGS LTD.
EARNINGS PER SHARE INFORMATION — TWO CLASS METHOD

	QUARTERS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
	2010	2009	2010	2009

Net income	$58,593	$149,140	$114,382	$227,437
Less preferred dividends	(3,875)	(3,875)	(7,750)	(7,750)

Net income available to common and participating common shareholders	$54,718	$145,265	$106,632	$219,687

Less amount allocated to participating common shareholders	(1,120)	(2,733)	(2,051)	(4,106)

Net income allocated to common shareholders	$53,598	$142,532	$104,581	$215,581

Denominator:
Weighted average shares — basic
Outstanding	52,509	56,264	52,954	56,261
Vested restricted share units	—	13	4	28

	52,509	56,277	52,958	56,289

Share Equivalents
Warrants	1,924	1,888	1,921	1,990
Options	773	730	877	705
Restricted share units	4	—	9	—

Weighted average shares — diluted	55,210	58,895	55,765	58,984

Basic earnings per common share	$1.02	$2.53	$1.97	$3.83

Diluted earnings per common share	$0.97	$2.42	$1.88	$3.65

[a]	Represents earnings attributable to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method.

ENDURANCE SPECIALTY HOLDINGS LTD.
OPERATING INCOME RECONCILIATION
EARNINGS PER SHARE INFORMATION — TWO CLASS METHOD

	Two-Class Method		Two-Class Method
	QUARTERS ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
	2010	2009	2010	2009

Net income	$58,593	$149,140	$114,382	$227,437
(Less) Add after-tax items:
Net foreign exchange losses (gains)	97	(26,804)	5,969	(26,853)
Net realized (gains) losses on investments sales	(1,967)	1,800	(4,317)	(378)
Net impairment losses recognized in earnings	992	6,644	1,853	18,770

Operating income before preferred dividends	$57,715	$130,780	$117,887	$218,976
Preferred dividends	(3,875)	(3,875)	(7,750)	(7,750)

Operating income available to common and participating common shareholders	$53,840	$126,905	$110,137	$211,226
Less amount allocated to participating common shareholders [a]	(1,102)	(2,389)	(2,118)	(3,948)

Operating income allocated to common shareholders	$52,738	$124,516	$108,019	$207,278

Weighted average common shares outstanding
Basic	52,509	56,277	52,958	56,289
Dilutive	55,210	58,895	55,765	58,984

Basic per common share data
Net income allocated to common shareholders	$1.02	$2.53	$1.97	$3.83
(Less) Add after-tax items:
Net foreign exchange losses (gains)	—	(0.47)	0.11	(0.47)
Net realized (gains) losses on investments sales	(0.04)	0.03	(0.08)	(0.01)
Net impairment losses recognized in earnings	0.02	0.12	0.04	0.33

Operating income allocated to common shareholders	$1.00	$2.21	$2.04	$3.68

Diluted per common share data
Net income allocated to common shareholders	$0.97	$2.42	$1.88	$3.65
(Less) Add after-tax items:
Net foreign exchange losses (gains)	—	(0.45)	0.11	(0.45)
Net realized (gains) losses on investments sales	(0.03)	0.03	(0.08)	(0.01)
Net impairment losses recognized in earnings	0.02	0.11	0.03	0.32

Operating income allocated to common shareholders	$0.96	$2.11	$1.94	$3.51

ENDURANCE SPECIALTY HOLDINGS LTD.
DILUTIVE SHARES SENSITIVITY ANALYSIS

DILUTIVE SHARES OUTSTANDING
Market Price per Share
$33.00	$34.00	$35.00	$36.00	$37.00	$38.00	$39.00	$40.00	$41.00	$42.00	$43.00

55,105	55,161	55,213	55,263	55,310	55,354	55,396	55,437	55,475	55,511	55,546

ENDURANCE SPECIALTY HOLDINGS LTD.
BOOK VALUE PER SHARE

	JUNE 30,		DEC. 31,
	2010	2009	2009

DILUTIVE COMMON SHARES OUTSTANDING:
Price per share at period end	$37.53	$29.30	$37.23
AS-IF CONVERTED [a]
Basic common shares outstanding [b]	51,673	56,062	54,195
Add: unvested restricted shares and restricted share units	1,007	1,059	954
Add: dilutive warrants outstanding	2,986	3,595	2,996
Weighted average exercise price per share	$13.37	$14.37	$13.87
Add: dilutive options outstanding	1,335	2,009	1,746
Weighted average exercise price per share	$16.96	$17.23	$16.60

Book Value [c]	$2,644,105	$2,275,597	$2,587,283
Add: proceeds from converted warrants	39,923	51,660	41,555
Add: proceeds from converted options	22,642	34,615	28,984

Pro forma book value	$2,706,670	$2,361,872	$2,657,822
Dilutive shares outstanding	57,001	62,725	59,891

Basic book value per common share	$51.17	$40.59	$47.74
Diluted book value per common share	$47.48	$37.65	$44.38

DILUTIVE COMMON SHARES OUTSTANDING:
Price per share at period end	$37.53	$29.30	$37.23
TREASURY STOCK METHOD
Basic common shares outstanding [b]	51,673	56,062	54,195

Add: unvested restricted shares and restricted share units	1,007	1,059	954
Add: dilutive warrants outstanding	2,986	3,595	2,996
Weighted average exercise price per share	$13.37	$14.37	$13.87
Less: warrants bought back via treasury method	(1,064)	(1,764)	(1,116)
Add: dilutive options outstanding	1,335	2,009	1,746
Weighted average exercise price per share	$16.96	$17.23	$16.60
Less: options bought back via treasury method	(603)	(1,181)	(779)

Dilutive shares outstanding	55,334	59,780	57,996

Basic book value per common share	$51.17	$40.59	$47.74
Diluted book value per common share	$47.78	$38.07	$44.61

[a]	The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding

[b]	Basic common shares includes vested restricted share units.

[c]	Excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
REGULATION G
In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 32 for a reconciliation of operating income to net income.
Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.
Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.
The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 34 for a reconciliation of diluted book value per common share to basic book value per common share.